[GRAPHIC OMITTED]

COMPANY CONTACT:
Cytogen Corporation
Stacy Shearer
Investor Relations
(609) 750-8289
sshearer@cytogen.com

                    CYTOGEN ANNOUNCES RESIGNATION OF DIRECTOR

PRINCETON, N.J., (SEPTEMBER 3, 2004) -- Cytogen Corporation (NASDAQ: CYTO), a product-driven, oncology-focused biopharmaceutical company, today announced that
H. Joseph Reiser, Ph.D. has tendered his resignation from the Company's Board of Directors, effective immediately. Dr. Reiser advised the Board of Directors that he was resigning his position in order to focus more on his current responsibilities and to further pursue certain personal interests. Dr. Reiser's resignation letter contained no disagreement with management concerning any matter relating to the Company's operations, policies or practices.

Dr. Reiser previously served as the Company's President, Chief Executive Officer and Director from August 1998 until December 2002, and thereafter remained on the Company's Board of Directors to provide continuity to the new management team.

James A. Grigsby, Chairman of the Company's Board of Directors, stated that "Joe Reiser has been instrumental in building Cytogen into a product-driven, oncology-focused organization over the past six years and the Board recognizes Joe's long standing commitment to the Company and its stockholders. His willingness to serve on the Board during this transition period has been enormously helpful."

ABOUT CYTOGEN CORPORATION

Founded in 1980, Cytogen Corporation of Princeton, NJ is a product-driven, oncology-focused biopharmaceutical company that develops and commercializes a balanced portfolio of oncology products that address the unmet medical needs of patients and the physicians that serve them. Cytogen directly markets QUADRAMET(TM) (samarium Sm-153 lexidronam injection), PROSTASCINT(R) (capromab pendetide) kit for the preparation of Indium In-111 capromab pendetide, and NMP22(R) BLADDERCHEK(R) (nuclear matrix protein-22) in the United States.
Cytogen has exclusive United States marketing rights to COMBIDEX(R) (ferumoxtran-10), an investigational molecular imaging agent consisting of iron oxide nanoparticles for use in conjunction with magnetic resonance imaging to aid in the differentiation of cancerous and non-cancerous lymph nodes, which is under review by the U.S. Food and Drug Administration. Cytogen is also developing therapeutics targeting prostate-specific membrane antigen (PSMA), a protein highly expressed on the surface of prostate cancer cells and the neovasculature of solid tumors. Full prescribing information for the Company's products is available at www.cytogen.com or by calling 1-800-833-3533. For more information, please visit the Company's website at www.cytogen.com, which is not part of this press release.

THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN THIS PRESS RELEASE REGARDING OUR STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, FUTURE REVENUES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT ARE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES AND INVESTORS ARE CAUTIONED NOT TO PUT ANY UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT.

THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE CYTOGEN'S RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS. IN PARTICULAR, CYTOGEN'S BUSINESS IS SUBJECT TO A NUMBER OF SIGNIFICANT RISKS, WHICH INCLUDE, BUT ARE NOT LIMITED TO: THE RISK OF OBTAINING THE NECESSARY REGULATORY APPROVALS; THE RISK OF WHETHER PRODUCTS RESULT FROM DEVELOPMENT ACTIVITIES; THE RISK OF SHIFTS IN THE REGULATORY ENVIRONMENT AFFECTING SALES OF CYTOGEN'S PRODUCTS SUCH AS THIRD-PARTY PAYOR REIMBURSEMENT ISSUES; THE RISK ASSOCIATED WITH CYTOGEN'S DEPENDENCE ON ITS PARTNERS FOR DEVELOPMENT OF CERTAIN PROJECTS, AS WELL AS OTHER FACTORS EXPRESSED FROM TIME TO TIME IN CYTOGEN'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). AS A RESULT, THIS PRESS RELEASE SHOULD BE READ IN CONJUNCTION WITH CYTOGEN'S PERIODIC FILINGS WITH THE SEC. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE MADE ONLY AS OF THE DATE OF THIS PRESS RELEASE, AND CYTOGEN UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE SUCH FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

                                       ###